SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                     __________________

                         FORM 8-K/A
                       AMENDMENT NO. 1

                       CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Act of
                            1934



Date of Report (Date of earliest event reported): December 7, 2001


                    Peru Partners, Ltd.
   (Exact name of registrant as specified in its charter)


      Nevada              000-32811             76-0616472
(State or other         (Commission         (I.R.S. Employer
   Jurisdiction         File Number)        Identification No.)
of incorporation)




5800 N. Dodge Ave. Bldg. A, Flagstaff, Arizona         86004
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (928) 526-2275


EXPLANATORY NOTE:

THIS AMENDMENT NO. 1 TO OUR FORM 8-K FILED DECEMBER 21,
2001, DISCLOSES A STOCK SPLIT CALLED FOR IN THE ASSET
PURCHASE AGREEMENT PREVIOUSLY DISCLOSED IN ITEM 2 OF THE
FORM 8-K.  THIS AMENDMENT NO. 1 ALSO INCLUDES A DISCLOSURE
REGARDING A FURTHER MATERIAL DEVELOPMENT OF OUR BUSINESS,
AND INCLUDES THE FINANCIAL STATEMENTS LISTED IN ITEM 7 OF
THE FORM 8-K.
ITEM 5.  OTHER EVENTS

Change of Board of Directors and Officers

As part of the closing of the Asset Purchase Agreement (the "Agreement") between Peru Partners, Ltd. and Agra-Technologies, Inc., Peru Partners's Board of Directors amended its Bylaws to expand its board of directors to three in number and appointed William J. Pierson, Agra-Technologies's Chief Executive Officer and President, and Carlos Wall, a former director of Agra-Technologies, to Peru Partners's Board.

Following the closing of the Agreement, Judy Tayler resigned as President of Peru Partners, and William J. Pierson was appointed as President. Judy Tayler was appointed Chief Executive Officer, Secretary and Treasurer of Peru Partners.

The appointment of William J. Pierson and Carlos Wall to Peru Partners's Board of Directors, coupled with resignations of Dorothy Mortenson and J.P. Beehner, result in a change in control at the Board of Directors' level. In addition, the appointment of William J. Pierson as
President, coupled with the resignation of Judy Tayler as President, result in a change in control at the officers' level. Ultimate control of the Company has not changed, however, because only 430,305 shares were issued in connection with the transaction, bringing Peru Partners's total outstanding shares to 4,930,305 (before the stock split described below), and Peru Partners is unaware of any sales by shareholders in connection with this transaction.

Stock Split

As called for under the Agreement, Peru Partners split its common stock on a ten-for-one basis on January 8, 2002. Under the stock split, each shareholder of record as of the end of business on December 21, 2001, was issued nine additional shares of Peru Partners' common stock for each share outstanding in the name of such shareholder. The total number of Peru Partner's issued and outstanding shares of common stock following the stock split is 49,303,050.

Technology License Agreement

On January 15, 2002, Peru Partners entered into a Technology License Agreement (the "License Agreement") with Galleon Technology & Development Corp., a Nevada corporation. Under the terms of the License Agreement, Galleon granted Peru Partners a nontransferable, nonexclusive, worldwide, irrevocable, perpetual and royalty-free license to know-how and technology for extracting platinum group metals, including platinum, palladium, rhodium, iridium and gold from raw materials (the "Technology").

The License Agreement calls for Galleon to conduct proof of process testing and scale-up pilot operation in connection with the Technology at Galleon's research and development facility in Phoenix, Arizona. Following Galleon's successful completion of the research and development phase according to agreed performance specifications, the License Agreement calls for Galleon to assume engineering and technical oversight responsibility for constructing a production line for the Technology at a production facility owned by Peru Partners in Flagstaff, Arizona. Following completion of the production facility and installation of the production line, the License Agreement calls for Galleon to oversee operation of the production line until it has operated the facility at or above certain standards for 30 consecutive days. The License Agreement standards for success are not the same as economic standards for success. Although Peru Partners believes the Technology can be developed into a profitable operating production line, scientific development is subject to a number of inherent known and unknown uncertainties, and there can be no guarantee that the Technology will be developed into a profitable operation.

The License calls for Peru Partners to pay Galleon a total of $500,000 according to a fee schedule beginning January 15, 2002 and ending March 3, 2002. Upon the occurrence of certain events in the future, Peru Partners and Galleon each have promised to issue their common stock to the other.
Peru Partners would be obligated to issue a maximum of 3,000,000 shares of its common stock to Galleon, and Galleon would be obligated to issue a maximum of 7,500,000 shares of its common stock to Peru Partners.

Forward-Looking Statements

This Amendment No. 1 on Form 8-K/A contains forward-looking statements, the accuracy of which involves risks and uncertainties. Words such as "would," "anticipates," "believes," "plans," "expects," "future," "intends" and similar expressions are used to identify forward-looking statements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Amendment No. 1 on Form 8-K/A. The actual results could differ materially from those anticipated in these forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Amendment No. 1 on Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND
EXHIBITS

Financial Statements

The   following  audited  financial  statements   of   Agra-
Technologies are provided pursuant to Regulation  S-B,  Item
310(c) under the Securities Act of 1933, as amended:

     Independent Auditor's Report dated January 15, 2002

   Balance  Sheets as  of  October  31,    2001
  (unaudited) and as of April 30, 2001 and 2000

  Statements of Operations for the  six  months
  ended  October 31, 2001  (unaudited) and October 31,  2000
  (unaudited), for the years ended April 30, 2001 and 2000, and for the period from May 1, 1998 (inception) to October 31, 2001 (unaudited)

  Statements of Cash Flows for the  six  months
  ended  October 31, 2001  (unaudited) and October 31,  2000
  (unaudited), for the years ended April 30, 2001 and 2000, and for the period from May 1, 1998 (inception) to October 31, 2001 (unaudited)

  Statement of Stockholders'  Equity from May
  1st,1998 (inception) and for the years ended April 30, 2001 and 2000

     Notes to  Financial Statements









                   AGRA TECHNOLOGIES, INC.
              (A DEVELOPMENT STAGE ENTERPRISE)

                INDEX TO FINANCIAL STATEMENTS



ITEM                                           PAGE

Independent Auditors' Report                    F-1

Balance Sheets
 as of October 31, 2001 (unaudited),
 and as of April 30, 2001 and 2000              F-2

Statements of Operations
 for the six months ended October 31, 2001 and 2000
(unaudited),
 and for the years ended April 30, 2001 and 2000, and
 for the period from May 1, 1998 (inception)
 to October 31, 2001(unaudited)                 F-3

Statements of Cash Flows
 for the six months ended October 31, 2001 and 2000
(unaudited),
 and for the years ended April 30, 2001 and 2000
 and for the period from May 1998 (inception)
 to October 31, 2001(unaudited)                 F-4

Statements of Stockholders' Equity
 from May 1, 1998 (inception) and for the years ended April
30, 2001
 and April 30, 2000                             F-5

Notes to Financial Statements         F-6, F-7, F-8















                Ron Lambrecht, C.P.A., L.L.C.
                 Certified Public Accountant
                     610 9th Street East
                  Kalispell, Montana  59901
                       (406) 752-5533


INDEPENDENT AUDITOR'S REPORT

Agra-Technologies, Inc.
Flagstaff, Arizona

We have audited the accompanying balance sheets of Agra-Technologies, Inc. as of April 30, 2001, and 2000, and the related statements of operations, stockholders equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Agra-Technologies, Inc. as of April 30, 2001, and 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and a net capital deficiency that raise substantial doubt about its ability to continue as a continuing concern. Management's plan in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Ron Lambrecht CPA LLC


Kalispell, Montana
January 15, 2002







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                         STATEMENTS
                             F-1



                   AGRA TECHNOLOGIES, INC.
                (A Development Stage Company)
                       BALANCE SHEETS
   as of  October 31, 2001 (unaudited) and as of April 30,
                       2001, and 2000

                               October 31,    April 30,   April 30,
                            2001(unaudited)     2001        2000
ASSETS
CURRENT ASSETS
 Cash                             $   47       $    171     $  7,364
 Other Current Assets              3,000          3,000        5,000
  Total Current Assets             3,047          3,171       12,364

PROPERTY AND EQUIPMENT
 Land                            250,000        250,000      250,000
 Equipment                        48,775         48,775       28,593
 Less Accumulated Depreciation   (14,088)       (10,837)      (5,049)
  Net Property and Equipment     284,687        287,938      273,544

OTHER ASSETS
 Mineral Reserve                       0              0
         Mining Claims            36,491         35,491       34,491
 Other Assets                        550            550          550
  Total Other Assets              37,041         36,041       35,041
   TOTAL ASSETS                $ 324,775      $ 327,150    $ 320,949

LIABILITIES &
STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
 Accounts Payable               $101,437      $ 104,541   $   43,208
 Due Officers and Related Parties 42,890         41,549       12,390
 Current Portion of Senior Notes 145,000        125,000      125,000
 Short Term Notes
 - Related Parties               114,770        106,659      105,500
  Total Current Liabilities      404,097        377,749      280,100

LONG TERM DEBT-due after one year
 Related Parties                 345,496        317,845      284,544
   TOTAL LIABILITIES             749,593        695,594      564,644

STOCKHOLDERS EQUITY
  Common Stock $.001 par value,
  100,000,000 shares authorized;
  shares issued and outstanding
  3,782,910 (April 2000) and
  4,122,410 (April 2001
  and October 31
  2001) respectively               4,122          4,122        3,783

Paid-In Capital                1,991,568      1,970,568    1,417,707
  Deficit accumulated
  during the Development
  State                       (2,420,508)    (2,343,134)  (1,665,184)
    Total Stockholders' Equity  (424,818)      (368,444)    (243,694)

      TOTAL                 $    324,775    $   327,150    $ 320,949





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                         STATEMENTS
                             F-2

                   AGRA-TECHNOLOGIES, INC.
                (A Development Stage Company)
                  STATEMENTS OF OPERATIONS
 for the six months ended October 31, 2001 (unaudited), and
                October 31, 2000 (unaudited),
        for the years ended April 30, 2001 and 2000, and for the period from May 1, 1998 (inception) to October
                     31, 2001(unaudited)



                            (Six Months)                 May 1, 1998
                      October 31,  October 31,                to
                             2001         2000    April 30,  April 30,  October 31,
                      (unaudited)  (unaudited)         2001       2000         2001


REVENUES
 Product Sales           $ -0-       $ -0-         $ -0-      $57,850     $321,616
 Other, Net                                        500                    540

COST AND EXPENSES
 Research & Development  26,253      511,621       528,649    248,219     846,801
 General and
 Administrative          19,535       29,281        67,176    272,574     1,398,188
 Interest                28,333       26,546        76,836     55,711     500,788
 Depreciation             3,252        2,376         5,788      5,937     17,401
 Sale of Assets                                    (39,734)   (39,734)
 Other                                                                    19,220
   Total Expenses        77,373      569,824       678,449    542,707     2,742,664

NET LOSS              $  (77,373)    $(569,824)    $(677,949) $(484,857)  $(2,420,508)

LOSS PER SHARE           ($0.02)     ($0.15)       ($0.16)    ($0.13)

Weighted Average
Number of Shares         4,122,410   4,052,940     4,122,410  3,782,910

</TABLE





















THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                         STATEMENTS
                             F-3


                   AGRA TECHNOLOGIES, INC.
                (A Development Stage Company)
                  STATEMENTS OF CASH FLOWS
    for the six months ended October 31, 2001 (unaudited)
              and October 31, 2000 (unaudited),
         for the years ended April 30, 2001 and 2000 and for the period from May 1998 (inception) to October 31,
                      2001 (unaudited)




                               (Six Months)
                          Oct. 31,     Oct. 31,                            May 1, 1998
                              2001         2000    April 30,    April 30,  to Oct. 31,
                         (unaudited)  (unaudited)    2001         2000       2001

CASH FLOWS FROM (TO)
OPERATIONS                  $(77,373)   $(569,824)    $(677,949) $(484,858)  $(2,420,508)

NET INCOME (LOSS)
FROM OPERATIONS
Adjustments to reconcile
net (loss) to net
cash provided by operating
activities:
Depreciation & Amortization    3,252        2,376         5,788       5937    17,401
Change in current assets                                  2,000      6,910    (3,000)
Change in current
liabilities                   26,327       55,481        97,650   (1,571,520) 404,077
Other                                                                         19,217

NET CASH PROVIDED BY
OPERATING ACTIVITIES         (47,794)   (511,967)     (572,511)  (1,928,813) (1,935,018)

INVESTING ACTIVITIES:
Additions of Equipment                   (20,183)      (20,183)     (13,803)    (48,775)
Additions Investments         (1,000)    ( 1,000)       (1,000)      50,350     (37,041)
Reduction Mineral Reserve                                           762,470     (22,530)
Land                                                               (250,000)

NET CASH USED IN INVESTING
ACTIVITIES                    (1,000)    (21,183)      (21,183)     799,017    (358,346)

FINANCING ACTIVITIES
Decrease Deferred Revenue                                           (51,600)      -0-
Net Proceeds from Long
-term Debt                    27,670      16,650        33,301       77,534     345,517
Increase Common Stock
Issued                        21,000     512,700       553,200    1,213,116   1,995,689

NET CASH (USED IN)
PROVIDED BY
FINANCING ACTIVITIES          48,670     529,350       586,501    1,239,050   2,341,206

INCREASE (DECREASE)
IN CASH                         (124)     (3,800)       (7,193)      (5,464)         47
Cash Beginning year
(beginning of period)            171       7,634         7,634       12,828           -
Cash at end of year
 (end of period)             $    47      $3,564        $  171       $7,634      $   47


</TABLE


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                         STATEMENTS

                             F-4
                   AGRA-TECHNOLOGIES, INC.
                (A Development Stage Company)
              STATEMENTS OF STOCKHOLDERS' EQUITY
 from May 1, 1998 and for the years ended April 30, 2000 and
                       April 30, 2001


                                                                (Deficit)
                                                                Accumulated
                                   Common Stock  Additional     During the   Total
                              $.001 par value       Paid-In     Development  Stockholder
                            Shares      Amount      Capital     Stage        Equity



Balances, as of May 1,1998  2,457,574   $  2,458    $ 95,790    $(881,848)   $(783,600)

Issuance of Common Stock      115,083        115     110,010                   110,125
Net Loss                                                         (298,479)    (298,479)

Balance April 30,1999       2,572,657      2,573     205,800    (1,180,327)  (971,954)

Issuance of Common Stock    1,210,253      1,210    1,211,907                1,213,117

Net Loss                                                        (484,857)    (484,857)

Balances, April 30, 2000    3,782,910      3,783    1,417,707   (1,665,184)  (243,694)

Issuance of Common Stock      339,500        339      552,861                 553,200

Net Loss                                                        (677,950)    (677,950)

Balances, April 30, 2001    4,122,410      4,122    $1,970,568  (2,343,134)  (368,444)










THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                         STATEMENTS
                             F-5





                   AGRA-TECHNOLOGIES, INC.
                NOTES TO FINANCIAL STATEMENTS
  April 30, 2001(Audited) and October 31, 2001 (Unaudited)

  1.   HISTORY

Agra-Technologies, Inc. began as Envira Minerals, LLC, a California LLC with five equal members in August 1996. In March 1997 Envira Minerals LLC acquired 87 % of Wheel of Bargains Inc., an Arizona Corporation with the succeeding Company being Envira Minerals, Inc. This transaction was unwound by a formal rescission on April 30, 1998 and the former Envira Minerals, LLC reacquired all of the assets and the liabilities of Envira Minerals, Inc. Agra-Technologies, Inc., a Nevada Corporation was formed on May 1, 1998 with an authorized share amount of 100,000,000 (one hundred million) shares. The initial issuance of shares to the existing shareholders of Envira Minerals, Inc. was in Agra-Technologies, Inc. on a ratable share basis of one for ten. The five founders of Envira Minerals, LLC were issued 1.7 million shares, each in the Wheel of Bargains Inc. and by virtue of the one for ten roll-back each of the founders received 170,000 shares in the Nevada Corporation Agra-Technologies, Inc. As a result of these transactions, the initial capitalization of Agra-Technologies, Inc. carried forward its predecessor's accumulated deficit of $881,848 because the assumed liabilities of Envira Minerals, Inc. exceeded its assets. On February 4, 2000 Agra-Technologies, Inc. converted all existing debt for two shares for each dollar of debt reduction and issued to debt holders 830,353 shares of Agra-Technologies, Inc. stock to complete the conversion.

Agra-Technologies, Inc.'s primary business is the development of soil and mineral based materials for remediation and fertilization of farm soils.

  2.   BASIS OF ACCOUNTING

The financial statements of the Company have been prepared in United States dollars in accordance with accounting principles generally accepted in the United States. Certain reclassifications have been made to conform prior year data to the current year presentations.

The accompanying financial statements of the Company as of April 30, 2001 (audited) and for the six months ended October 31, 2001 (unaudited) have been prepared on the basis that the Company is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

At April 30, 2001 the Company's assets totaled $327,150 and liabilities aggregated $695,594. For the period from inception to April 30, 2001, the Company has incurred losses totaling $2,343,134.
At October 31, 2001, the Company's assets totaled $324,775 and liabilities aggregated $749,593. For the period from inception to October 31, 2001 the company has incurred losses totaling $2,420,508. Such losses, together with revenues of an immaterial amount, has significantly impacted the liquidity and capital resources of the Company, and raises substantial doubt about the ability of the Company to continue as a going concern. No adjustments have been recorded in the financial statements of the Company to reflect the uncertainty of the going concern and the related realization of assets and satisfaction of liabilities.

Management expects to achieve its future cash needs from the impending sale of its assets and payoff of its liabilities.

                             F-6
  3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents: Cash and cash equivalents are comprised of cash and highly liquid investments with a maturity of three months or less, that are not held for resale in the ordinary course of business. The Company had no cash equivalents as of April 30, 2001, and 2000.

Inventories: Inventories are valued at the lower of cost or market. Since a market has not materialized for the company's products, inventory has been reduced to a zero basis.

Equipment: Equipment, furniture, fixtures are recorded at cost less accumulated depreciation. Depreciation is recognized on the straight-line method over the estimated useful lives of the assets (5 to 10 years for equipment, 15 years for trailer).

Mineral Reserves and Mining Claims: Mineral Reserves are recorded at cost and reduced to zero because of no immediate market. Mining Claims on 1539 acres are recorded at cost.

Income Taxes: The provision (benefit) for income taxes is based upon the pre-tax earnings (loss) reported in the financial statements, adjusted for transactions that may never enter in the computation of income taxes payable. A deferred tax asset or liability is recognized for the estimated future tax affect attributable to temporary differences in the recognition of income and expenses for financial statements and income tax purposes. A valuation allowance is provided in the event that the tax benefits are not expected to be realized.

Earning (Loss) Per Share: Earnings (loss) per common share are based upon the weighted number of common shares outstanding during the period.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue: Revenues will be recognized upon the delivery of the products or services.

Research & Development, Advertising, and Start-Up Costs:
Research & development, advertising, and start-up are charged to expense as incurred.

Concentrations of Risk and Credit Risk: Company operations have not commenced, and hence there is no concentration or credit risk. The Company does not have a material concentration of accounts receivable or other credit risk.

Impairment of Long-Lived Assets: The Company recognizes charges from the impairment of its long-lived assets when it believes that its long-lived assets have been impaired.

Financial Instruments: Assets and Liabilities, as a matter of accounting policy, are reflected in the accompanying financial statements at values the Company considers to represent their respective fair values.

  4.   INCOME TAXES

The Company will need to realize profits to utilize the accumulated losses that aggregated $2,343,134 as of April
30, 2001 (Audited) and $2,420,508 as of October 31, 2001
(unaudited). Further, because of the nature of the losses, they may not be deductible.

                             F-7

  5.    ACCOUNTS PAYABLE

As of April 30, 2001 the Company owes $104,542 short term debt with interest rates of 19.5% to 25.68%.

  6.   CURRENT PORTION OF SENIOR NOTES

The Company's senior notes of $125,000 are secured by land and carry an interest rate of 10%.

   7. LONG TERM DEBT

As of April 30, 2001 the Company's long-term debt $317,845 is owed related parties; $262,133 is secured by land and carries an interest rate of 10%.

   8.   RELATED PARTIES:

Related party amounts owing to Agramate Resources whose principals are William J. Pierson (officer and director) of Agra-Technologies, Inc. and Carlos R. Wall, both of which hold substantial stock in Agra-Technologies, Inc.

   9.   SUBSEQUENT EVENTS

On December 7, 2001, Agra-Technologies Incorporated entered into and closed an Asset Purchase Agreement with Peru
Partners Ltd. The agreement calls for the assets of Agra-
Technologies to be purchased for the sale of its assets for a price of Four Hundred Thirty Thousand Three Hundred and
Five (430,305) shares of Peru Partners Ltd. restricted common stock, par value $0.001 per share along with Peru
Partners Ltd. assumption of debt of Agra-Technologies, Inc.
up to $700,000.

   10. UNAUDITED INTERIM STATEMENTS

The financial statements as of October 31, 2000 and 2001 are unaudited; however, in the opinion of management all adjustments which are necessary in order to make the interim financial statements not misleading have been made. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.





















                             F-8



Pro Forma Financial Information

The pro forma financial statements set forth above serve as the pro forma financial statements required by Regulation S-B, Item 310(d) as Peru Partners' financial information taken as a whole is immaterial to that of Agra-Technologies'.

Exhibits

Exhibit No.         Description
   2.1*         Asset Purchase Agreement dated December 7, 2001
   4.1**        Sample Stock Certificate
   10.1         Technology License Agreement

* Incorporated by reference from the Form 8-K filed with the Securities and Exchange Commission on December 21, 2001.

** Incorporated by reference from the Form 10-SB filed with the Securities and Exchange Commission on May 29, 2001.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PERU PARTNERS, LTD.

  January  18, 2002                By:  /s/ William J. Pierson
            (Date)               Name: William J. Pierson
                                   Its:      President







                        EXHIBIT INDEX


Exhibit No.         Description
   2.1*   Asset Purchase Agreement dated December 7, 2001
   4.1**  Sample Stock Certificate
   10.1   Technology License Agreement

* Incorporated by reference from the Form 8-K filed with the Securities and Exchange Commission on December 21, 2001.

** Incorporated by reference from the Form 10-SB filed with the Securities and Exchange Commission on May 29, 2001.















EXHIBIT 10.1

                  TECHNOLOGY LICENSE AGREEMENT

     This Technology Agreement ("Agreement") is entered into as of this 15th day of January, 2002, between Galleon Technology & Development Corp., a Nevada corporation ("Licensor") and Peru Partners, Ltd., a Nevada corporation to be renamed Agra-Tech Incorporated. ("Licensee").

      In consideration of the mutual agreements hereinafter set forth, the parties represent, warrant and agree as follows:

     1.   Technology License

    a. License. Licensor grants to Licensee and its Affiliates a nontransferable, nonexclusive, worldwide, irrevocable, perpetual, royalty-free license ("License") to know-how and technology, whether in the form, now or hereafter, of patent, copyright, trade secret, proprietary information, trademark or other legally enforceable proprietary right, for extracting platinum group metals, including platinum, palladium, rhodium, iridium and gold from raw materials, including any improvements, updates, enhancements, derivative processes or other modifications to the know-how and technology that may be made by Licensor (collectively, the "Technology"). In exchange for the License, the fees specified in Section 3 of this Agreement shall be paid. The cash component of the fees to be paid to Licensor under Section 3 shall be used by Licensor to further develop the Technology at its research and development facility located in Phoenix, Arizona, generally as specified in Exhibit A hereto.

    b. Affiliates. Any Affiliate of Licensee may license the Technology by executing a letter agreement that binds the Affiliate to the terms and conditions of this Agreement. Licensor shall not charge such Affiliate any additional fees in connection with such license. For purposes of this Agreement, "Affiliate" shall have the meaning assigned to that term under regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Except as permitted above, Licensee may not sub-license the Technology under this License.
     c. Ownership of Improvements by Licensee. Except as otherwise provided herein, Licensee shall retain all right, title and interest (including copyright, patent, trade secret and other proprietary rights) in any improvements, updates, enhancements, derivative processes or other modifications Licensee makes to the Technology (the
"Enhanced Technology"). Any such improvements, updates, enhancements, derivative processes or other modifications of the Technology by Licensee during the period beginning on the Installation Date (as defined below) and continuing for one year thereafter shall be known as the "Enhanced Technology". Licensee grants to Licensor a transferable, nonexclusive, worldwide, irrevocable, perpetual, royalty-free license in the Enhanced Technology.

     2.   Testing, Development and Acceptance of Technology.

     a. Licensor shall conduct proof of process testing and scale-up pilot operation (the "Development") in connection with the development of the Technology at its research and development facility. Such Development shall result in a process that meets the performance specifications and other requirements set forth in the specifications letter (the "Specifications Letter") to accompany this Agreement.

     b. Following successful completion of the Development according to the parameters set forth in the Specifications Letter, or earlier as Licensee shall see fit, Licensor shall assume engineering and technical oversight responsibility for constructing a production line at a production facility owned by Licensee in Flagstaff, Arizona. Licensor's duties shall include, but not be limited to, engineering of the production line and facility, creation of drawings for the production line and facility, specification of standards and tolerances, technical and installation oversight, performance of appropriate inspections and such other testing of the production line and facility from time to time as would reasonably be performed in accordance with industry standards. Licensee shall pay costs associated with the construction of the production facility and production line, materials, labor and equipment, but Licensee shall not be responsible for costs (direct or incidental) of engineering and oversight, including labor, materials, tools and equipment provided by Licensor.
      c. Following completion of the production facility and installation of the production line (the "Installation
Date"), Licensor shall oversee operation of the production line at Licensee's production facility until such time as Licensor shall have operated the production facility at or above the standards set forth in a letter (the "Operating Standards Letter") accompanying this Agreement for a period of 30 consecutive days.
     d. If (i)(A) Licensor does not successfully complete the Development and deliver the production line as required by this Section 2 and the Specifications and Operating
Standards Letters, and (B) Licensee does not agree to continue funding Licensor's research, then (ii)(A) Licensor shall be liable to Licensee for the value of all equipment, lab research items and other materials purchased with Licensee's funds, and (B) Licensee shall be entitled to take and liquidate any equipment and other salvageable assets at or used at Licensor's research and development facility where the Development took place that were purchased with funds provided by Licensee.
     3.   License Fees

     a.   Licensee shall pay to Licensor the sum of Five Hundred
Thousand Dollars ($500,000), according to the following schedule:

               Date                     Amount
               January 15, 2002              $100,000
               February 2, 2002              $100,000
               February 16, 2002             $150,000
               March 3, 2002                 $150,000
     b.   Monetary Default

     i. Event of Default. The failure of Licensee to make any of the required payments under Section 3(a) when due and payable shall constitute an "Event of Default."

     ii. Opportunity to Cure. In the event of an Event of Default, Licensor may deliver written notice to Licensee, and following receipt of such written notice, Licensee shall then have five (5) Banking Days (as defined below) to cure the Event of Default. If Licensee fails to cure such Event of Default within the 5-day cure period, then Licensee shall be deemed in "Monetary Default" so long as such event continues.

     iii. Remedies. If Licensee is in Monetary Default during any time such Monetary Default is continuing:
(1) Licensor may declare any and all required payments due from Licensee under Section 3(a) due and payable in whole immediately without further notice of any kind to Licensee; and

(2) Licensor may sue Licensee on the payments required under Section 3(a).
(3) Licensor may tender to Licensee any remaining Licensor shares to be issued under this Section 3, and upon such tender Licensee shall be obligated to issue to Licensor any remaining Licensee shares to be issued under this Section 3.
     c. By no later than March 3, 2002, Licensor shall issue to Licensee 2,500,000 shares of its common stock.

     d.   At such time as a public market for trading the common
stock   of   Licensee  develops,  and  for   no   additional
consideration hereunder, Licensor and Licensee each shall issue and deliver to the other:

     i.   Licensor shall issue and deliver an additional
2,500,000 shares of its common stock to Licensee; and

     ii. Licensee shall issue and deliver 1,500,000 shares of its common stock to Licensor.
     e.   At such time as a public market for trading the common
stock   of   Licensor  develops,  and  for   no   additional
consideration hereunder, Licensor and Licensee each shall issue and deliver to the other:

     i.   Licensor shall issue and deliver an additional
2,500,000 shares of its common stock to Licensee; and

     ii. Licensee shall issue and deliver an additional 1,500,000 shares of its common stock to Licensor.
     f. If Licensor receives a buyout offer from a third party prior to such time as a public market for trading the common stock of Licensor develops, and if Licensor and Licensee mutually agree on the terms of any such offer, the shares to
be   issued   and   delivered  to  Licensor  and   Licensee,
respectively, as consideration under Sections 3(c), (d)  and
(e) of this Agreement, shall be issued and delivered to Licensor and Licensee immediately prior to closing of the buyout.

     4.   Cooperation

     a. In connection with this Agreement, Licensor shall take steps to appoint William Pierson to its Board of Directors, and Licensee shall take steps to appoint Ron Weidner to its Board of Directors.

     b. From time to time, Licensor shall provide ongoing consulting, technical and oversight assistance to Licensee for Licensee's production facility. Because the background and knowledge regarding the Technology is unique and irreplaceable, Licensor's duty to Licensee under this section shall include making a qualified Galleon technician available for such assistance, and ultimate responsibility for providing all necessary and appropriate assistance shall be non-delegable. Licensor shall be available to provide such assistance for (i) two weeks per month during Licensee's first year of operation of the production line;
(ii) one week per month for the second year of operation of the production line; and thereafter as reasonably requested by Licensee. As compensation for its services, for each full week actually worked, Licensee shall pay Licensor $7,500 per week for the first year, $7,500 per week for the second year, and $150.00 per hour for any years Licensee receives the benefit of Licensor's services beyond the second year. Licensee may request additional assistance from Licensor beyond what is specified above during the first two years of operation of the production line at a rate of $5,000 per week.

     c. Until September 30, 2002, Licensor shall be free to make agreements with third parties with regard to the Technology that will benefit Licensor, upon the prior written consent of Licensee.
     d. Should a public market for trading the common stock of Licensor not develop by September 30, 2002, the following options shall be available to Licensee:
     i. Licensee may release Licensor from Section 4(c)'s requirement of obtaining Licensee's prior written consent before it may enter into agreements with third parties; or

     ii. Licensee may exercise a complete buyout of Licensor under terms acceptable to both parties; or
     iii. Licensee may elect to retain an ownership stake in Licensor and provide funding for implementation of
Licensor's written business plan. Net operating cash flow generated in connection with such activities would be allocated pro rata between Licensor's shareholders based on relative share ownership, provided that Licensee shall receive no less than 25% of such net operating cash flow. To the extent that distributions of cash to Licensee may be treated as returns of capital under the United States Internal Revenue Code of 1986, as amended, rather than income (whether ordinary or capital gain), Licensor shall structure such distributions to afford treatment as a return of capital without diluting Licensee's percentage interest in Licensor, including without limitation structuring distributions as pro-rata share redemptions. Ron Weidner agrees to vote his shares in Galleon as may be necessary to implement the purposes of this Section 5(d)(iii).
     e. Licensor shall keep available out of its authorized capital an adequate number of shares of common stock to provide for all issuances of shares to Licensee under this
Section   3.    Should  Licensor  amend  its   articles   of
incorporation to authorize any additional common stock or to create or authorize any additional preferred stock during
the   term   of  this  agreement,  Licensor  will   maintain
Licensee's 25% ownership position in Licensor. However, in no case will Licensor authorize more then 50,000,000 shares of common stock or additional preferred stock without the prior written consent of Licensee.

     5.   Indemnity

     a. Infringement. Licensor shall indemnify and hold harmless Licensee against any and all liability, suits, claims, losses, damages and judgments, and shall pay all costs (including reasonable attorneys' fees) and damages to the extent that such liability, costs or damages arise from a claim that the Technology, any services related to the Technology or any materials furnished by Licensor hereunder infringe any third party's patent, copyright, trade secret, proprietary information, trademark or other legally enforceable proprietary right. Licensor, at its option, may defend or settle any such action or any part thereof brought against Licensee arising from a claim that such infringement as described herein has occurred. Licensor's obligations under this Section are conditioned upon its being given (i) prompt notice of each such claim received in writing by Licensee and (ii) the right to control and direct the investigation, defense and settlement of each such claim. The provisions of this Section shall survive any termination of this Agreement.

     b. Gross Negligence, Willful Misconduct. To the fullest extent permitted by law, Licensor shall indemnify and hold harmless Licensee, its employees and agents from and against all claims, damages, and expenses (collectively "Damages"), including attorneys' fees, to the extent that such Damages arise out of, result from, or may be attributable to (i) the dishonesty of an employee of Licensor or of Licensor's subcontractors, or (ii) the gross negligence or willful misconduct of an employee of Licensor or of Licensor's subcontractors. This indemnity shall not negate, abridge, or reduce any other obligation or indemnity to which Licensee may be entitled notwithstanding this indemnity. In any and all claims against Licensee or any of its agents or employees, the indemnification obligations under this
Section 5(b) shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable under workers' compensation acts, disability benefit acts or other employee benefit acts.
     6.   Representations and Warranties

     a. Licensor's Representations and Warranties. Intending to induce Licensee's reliance thereon, Licensor represents and warrants to Licensee as follows:

     i.   The Licensor is duly organized, validly existing and in
good  standing  under  the  laws  of  its  jurisdiction   of
incorporation,  has  all  requisite  corporate   power   and
authority to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business in,  and  is  in good standing in, every jurisdiction  where such qualification is required. The grant of the License and the  transactions contemplated by this Agreement are  within
the   corporate  powers  of  Licensor  and  have  been  duly
authorized by all necessary corporate and, if required, shareholder action. This Agreement has been duly executed and  delivered by Licensor and, when executed and  delivered by Licensee, will constitute, a legal, valid and binding obligation of Licensor, enforceable in accordance with its
terms,   subject   to  applicable  bankruptcy,   insolvency,
reorganization,   moratorium   or   other   laws   affecting
creditors'   rights   generally  and  subject   to   general
principles of equity, regardless of whether considered in a proceeding in equity or at law.

     ii. The grant of the License and the transactions contemplated by this Agreement (A) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except such as have been obtained or made and are in full force and effect,
(B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of
Licensor or any order of any governmental authority, and (C) will not violate or result in a default under any indenture, agreement or other instrument binding upon Licensor or its assets.
      iii. Licensor has 30,000,000 shares authorized under its Articles of Incorporation, of which 22,500,000 are issued and outstanding. There are no options, warrants, calls, conversion rights, commitments, agreements, contracts, understandings, restrictions, arrangements or rights of any character to which Licensor is a party or by which it may be bound obligating Licensor to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of
the capital stock of Licensor or obligating Licensor to
grant, extend or enter into any such option, warrant, call, conversion right, commitment, agreement, contract, understanding, restriction, arrangement or right which would interfere with the issuance of Licensor's shares to Licensee under this Agreement. There is no pending action, arbitration, audit, hearing, investigation or litigation
that has been commenced against Licensor that challenges, or may have the effect of preventing, delaying, making illegal
or otherwise interfering with the issuance of Licensor's
shares to Licensee under this Agreement.
      iv.   Each item of the Technology is  either:
(A) owned by Licensor, (B) in the public domain, or (C) rightfully used by Licensor pursuant to a valid license or other agreement. Licensor has all rights in the Technology reasonably necessary to carry out the Development and to deliver the production line contemplated by Section 2, and has or had during the relevant period all rights in the Technology reasonably necessary to carry out Licensor's former activities.
      v.    Licensor is not, nor as a result of the
execution or delivery of this Agreement, or performance of Licensor's obligations hereunder, will Licensor be, in violation of any license, sublicense or other agreement
relating   to   the  Technology  or  of  any  non-disclosure
agreement to which Licensor is a party or otherwise bound.
      vi. The use, reproduction, modification, distribution, licensing, sublicensing, sale, or any other exercise of rights in the Technology by Company or its licensees, does not infringe any copyright, patent, trade secret, trademark, service mark, trade name, firm name, logo, trade dress, moral right, other intellectual property right, right of privacy, right of publicity or right in
personal  or  other  data  of any  person.   No  claims  (A)
challenging the validity, enforceability, or ownership by Licensor of any of the Technology or (B) to the effect that
the    use,   reproduction,   modification,   manufacturing,
distribution, licensing, sublicensing, sale or any other exercise of rights in any of the Technology by Licensor or its licensees infringes any intellectual property or other proprietary or personal right of any person, have been asserted or, to the knowledge of Licensor, are threatened by
any  person.   To  the knowledge of Licensor,  there  is  no
unauthorized use, infringement or misappropriation of any of the Technology by any third party, employee or former employee.
      b. Licensee's Representations and Warranties. Intending to induce Licensor's reliance thereon, Licensee represents and warrants to Licensor as follows:

      i.   Licensee is duly organized, validly existing and in
good  standing  under  the  laws  of  its  jurisdiction   of
incorporation,  has  all  requisite  corporate   power   and
authority to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. The grant of the License and the transactions contemplated by this Agreement are within
the   corporate  powers  of  Licensee  and  have  been  duly
authorized by all necessary corporate and, if required, shareholder action. This Agreement has been duly executed and delivered by Licensee and, when executed and delivered by Licensor, will constitute, a legal, valid and binding obligation of Licensee, enforceable in accordance with its
terms,   subject   to  applicable  bankruptcy,   insolvency,
reorganization,   moratorium   or   other   laws   affecting
creditors'   rights   generally  and  subject   to   general
principles of equity, regardless of whether considered in a proceeding in equity or at law.

     ii. The grant of the License and the transactions contemplated by this Agreement (A) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except such as have been obtained or made and are in full force and effect,
(B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Licensee or any order of any governmental authority, and (C) will not violate or result in a default under any indenture, agreement or other instrument binding upon Licensee or its assets.
      iii. Licensee has 250,000,000 shares authorized under its Articles of Incorporation, of which 49,303,050 shares are issued and outstanding. There are no options, warrants, calls, conversion rights, commitments, agreements, contracts, understandings, restrictions, arrangements or rights of any character to which Licensee is a party or by which it may be bound obligating Licensee to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Licensee or obligating Licensee to grant, extend or enter into any such option, warrant, call, conversion right, commitment, agreement, contract, understanding, restriction, arrangement or right which would interfere with the issuance of Licensee's shares to Licensor under this Agreement. There is no pending action, arbitration, audit, hearing, investigation or litigation that has been commenced against Licensee that challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with the issuance of Licensee's shares to Licensor under this Agreement.
     7.   Miscellaneous

     a. Applicable Law. This Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Arizona, without regard to the conflicts of laws provisions thereof. The parties hereby submit to the nonexclusive jurisdiction of the courts of the State of Arizona and of the federal district courts in Arizona with respect to any action or legal proceeding commenced by any person or entity relating to or arising out of this Agreement. The parties consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below on the signature page or such other address as a party shall furnish in writing to the other.

     b. Counterparts and Facsimile Signature. This Agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document. Signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.
     c. Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties concerning the subject matter of this Agreement, and it supersedes any prior oral or written agreements between the parties. A separate writing may inform the construction of the provisions of this Agreement if expressly called for by the terms of this Agreement. This Agreement may not be amended except by a written agreement signed by the party against which enforcement is sought.
     d. Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
     e. Assignment. Subject to the limitations below, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement shall not be assigned by any party without the express written consent of the other.
     f. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.
     g. Attorneys' Fees. In any action at law or equity to enforce any of the provisions or rights under this Agreement, the prevailing party shall be entitled to recover from the other party or parties all of its costs, expenses and reasonable attorneys' fees incurred therein by the prevailing party, including the costs, expenses and attorneys' fees incurred on appeal or in bankruptcy.
     h. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     i. Notices. All notices shall be in writing and shall be deemed to have been sufficiently given or served (i) immediately, when personally delivered, (ii) within three
(3) days after being deposited in the United States mail, by registered or certified mail, or (iii) within one (1) day after being deposited with a reputable overnight mail carrier which provides delivery of such mail to be traced, addressed as indicated on the signature pages below. No change of address shall be valid unless it is communicated in writing to the other party in accordance with this
Section 7(i).

           [remainder of page intentionally blank]
     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

GALLEON TECHNOLOGY & DEVELOPMENT CORP.

By:   /s/Ron Weidner
      Name: Ron Weidner
      Its: President

Address:       1060 Pinellas Bayway South
          Tierra Verde, FL 33715

Telephone:     (727) 864-2384

PERU PARTNERS, LTD., to be renamed Agra-Tech Incorporated

By:   /s/William Pierson
      Name: William Pierson
      Its: President

Address:       5800 N. Dodge Ave. Bldg. A
          Flagstaff, Arizona 86004

Telephone:     (928) 526-2275


Solely with respect to Sections 4(d)(iii) and 7(f) as it applies thereto:


/s/Ron Weidner
Ron Weidner

                          EXHIBIT A

                       USE OF PROCEEDS

The cash component of the license fee for the further development of the Technology, and the engineering of one or more commercially viable production lines capable of approximately 20 tons of ore bearing material per day shall be generally expended as follows:

EQUIPMENT                                              COST

Leach Tank                                          $10,000
1000 Gal. Storage Tank (2)                          $10,000
500 gal. Tanks and Stands (4)                       $15,000
Filter System (2)                                   $10,000
Dryers and Controls (2)                             $10,000
Furnace                                             $10,000
Glass lined Process Tanks                           $ 2,000
Pumps                                               $ 2,000
Vacuum System                                       $10,000
Air Compressor                                      $10,000
Misc. Equipment                                     $15,000
                                        TOTAL      $104,000
LAB EQUIPMENT

AA Test Machine and Supplies                        $25,000
Lab Supplies, glass fixtures, etc;                  $ 7,000
Computer                                            $ 3,000
Misc. Lab Equipment                                 $ 5,000
                                        TOTAL       $40,000
OPERATING SUPPLIES

Inquart - Platinum sponge 100 ounces                $55,000
Chemicals, etc;                                     $50,000
                                        TOTAL      $105,000
LABOR

Consulting for 6 months                             $30,000
Plant Labor                                         $30,000
                                        TOTAL       $60,000
OTHER

Rental fees for Building                            $30,000
Management                                          $40,000
Travel, Lodging                                     $50,000
Misc. Expenses                                      $71,000
                                        TOTAL      $191,000

        SMALL SCALE PRODUCTION MILL        TOTAL   $500,000